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EFFECTIVE AUGUST 23RD, 2004
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 28, 2005

BRANTLEY CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-00127	34-1838462

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3201 Enterprise Parkway, Suite 350, Cleveland, Ohio	44122

(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code:	(216) 464-8400

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Officers; Election of Directors; Appointment of Principal Officers
(b)	On September 28, 2005, the following individuals resigned from each position set forth opposite the person’s name:

Robert P. Pinkas	Director, Chairman of the Board, Chief Executive Officer and Treasurer

Paul Cascio	Director, Vice President and Secretary

Michael J. Finn	President

Shawn M. Wynne	Vice President

Curtis Witchey	Controller and Acting Chief Financial Officer
(d)	On September 28, 2005, the Board of Directors of Brantley Capital Corporation elected Andrew Dakos and Rajeev Das directors of the Corporation. There are no arrangements between such new directors and other persons pursuant to which such directors have been selected as directors. Neither of the newly-elected directors has been elected to any committee of the Board, nor are such persons expected to be elected to any such committee at this time. There have been no transactions between such persons and the registrant or any other person since the beginning of the registrant’s last fiscal year in an amount in excess of $60,000 in which such newly-elected directors had a direct or indirect material interest.
Item 8.01 Other Events.
Brantley Capital Corporation (OTC: BBDC) today announced the resignations of certain directors and officers more fully described in Item 5.02 hereof and the termination of its investment advisory agreement with Brantley Capital Management, L.L.C. and that Securities and Exchange Commission has issued a formal order of private investigation, regarding the same subject matter as the informal Commission inquiry announced by the Company on June 27, 2005, relating to a number of areas of possible noncompliance by the Company with provisions of the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Brantley Capital intends to cooperate with the Commission.
This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the News Release, included as Exhibit 99.1 to this filing. Exhibit 99.1 is incorporated by reference into this Item 8.01.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.
Not applicable.
(b)	Pro forma financial information
Not applicable.
(c)	Exhibits
99.1 Press Release dated September 28, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRANTLEY CAPITAL CORPORATION

By:	/s/ Phillip Goldstein
Phillip Goldstein
Chairman of the Board

     Dated: September 28, 2005